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                                                                   Exhibit 10.13

     THIS AGREEMENT OF LEASE (the "LEASE") made this 11th day of July 1997, by and between ANNANDALE FINANCIAL CENTER JOINT VENTURE, a Maryland General Partnership, (hereinafter referred to as "LANDLORD"), and ONESOFT CORPORATION, a DELAWARE Corporation, (hereinafter referred to as "TENANT").

     WITNESSETH, that for and in consideration of the rent hereinafter reserved and of the mutual covenants and agreements hereinafter set forth, Landlord and Tenant do hereby mutually agree as follows:

PREMISES 1.(a) Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, for the term and upon the covenants and conditions hereinafter set forth, the Premises described as follows: Approximately FOUR THOUSAND EIGHT HUNDRED NTNETY-SIX (4,896) RENTABLE SQUARE FEET as shown on Exhibits A-1 and A-2 attached hereto and incorporated herein by reference, consisting of ONE THOUSAND EIGHT HUNDRED SIXTY (1,860) RENTABLE SQUARE FEET located in Suite 430, and THREE THOUSAND THIRTY-SIX (3,036) RENTABLE SQUARE FEET located in Suite 410 in the Building known as "ANNANDALE FINANCIAL CENTER", located at 7010 Little River Turnpike, Annandale, Virginia 22203 (hereinafter referred to as the "Premises").

EARLY TERMINATION     1.(b) As an inducement to execute the following Lease, and providing Tenant does execute this Agreement of Lease, Landlord does hereby agree to waive any penalties for early termination of the Tenant's Lease for the Premises known as Suite 250, Annandale Financial Center, 7010
                      Little River Turnpike. Annandale, Virginia; and, further,
                      Landlord hereby incorporates Suite 430 into this new Lease
                      Agreement, thereby making void the Lease Agreement signed
                      April 15. 1995 for said Suite 430.

TERM 2.(a) The term of this Lease shall commence on the earlier of (i) the "Substantial Completion" of Landlord' s construction of the Premises or (ii) September 1, 1997 (the "LEASE COMMENCEMENT DATE"), expiring THREE (3) YEARS after the Lease Commencement Date (the "EXPIRATION DATE"). The period commencing with the Lease Commencement Date (on the first day of the next calendar month in the event the Lease Commencement Date does not occur on the first day of a month) and ending on the last day of the twelfth calendar month thereafter shall constitute the first "Lease Year" as such term is used herein. Each successive full twelve (12) month period during the Lease Term shall constitute a "Lease Year" and any portion of the Lease Term remaining after the last twelve month period during said Lease term shall constitute the last "Lease Year" for the purpose of this lease.

                      (b) The term "Substantial Completion" shall mean that date upon which construction of the improvements to the Premises (as outlined in Paragraph 28. herein) have been substantially completed and approved by

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                      local officials having jurisdiction, subject only to
                      normal punch list items that will not materially or adversely interfere with Tenant's business operations.

                      Notwithstanding anything herein to the contrary, Tenant shall have the opportunity to enter the Premises rent-free (Suite 410) during the fifteen (15) day period prior to the Lease Commencement Date for the purpose of installing computer, data, telephone and television cable lines, special equipment, furniture, fixtures, telephones and other personal property, providing such early entrance does not unreasonably interfere with Landlord's construction in Premises. Any occupancy prior to the Lease Commencement Date shall be pursuant to all the terms and conditions of this Lease, except that rent shall not commence until the Lease Commencement Date. Within fifteen
                      (15) days after the Lease Commencement Date, Landlord and Tenant shall execute a Certificate of Commencement.

RENT 3. (a) During and for the Term hereof, commencing on the Lease Commencement Date, Tenant covenants and agrees to pay Landlord for the Premises, without notice or demand and without deduction, set off or abatement, a fixed minimum guaranteed base rent (hereinafter sometimes referred to as the "BASE RENT") payable in monthly installments, in advance. (hereinafter sometimes referred to as "MONTHLY BASE RENT" ) as follows:

                      ANNUAL                   MONTHLY               RENT PER
LEASE YEAR            BASE REPORT              BASE RENT             SQUARE FOOT
----------            -----------              ---------             -----------
       1              $ 80,784.00             $ 6,732.00             $   16.50
       2              $ 83,207.52             $ 6,933.96             $   17.00
       3              $ 85,680.00             $ 7,140.00             $   17.50

                      Tenant shall pay all rent to Landlord at the office of Landlord, or to such other party or at such other address as Landlord max' designate from time to time by written notice to Tenant. Rent shall be paid on or before the first day of each and every calendar month, without prior notice, during the Term hereof, provided, however that the Monthly Base Rent for the First month of the Term shall be payable upon execution of this Lease.

                      (b) Tenant covenants and agrees to pay to Landlord a Late Fee equal to FIVE percent (5%) of the Monthly Base Rent if any such payment is not received by Landlord within TEN
                      (10) days of their due date. In addition, all delinquent payments due Landlord, including, but not limited to, rent and additional rent, shall bear interest at the rate of TWO percent (2%)

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                      per annum above the "Prime Rate" as published by Wall
                      Street Journal, New York, New York, as of the date such payment became due, for the period beginning on the date such payment became due to the date of payment thereof by Tenant, provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum rate then allowed by law. All such late fees and interest charges shall be deemed additional rent due hereunder and shall be payable with the next installment of Monthly Base Rent.

OPERATING EXPENSES    4. (a) Tenant shall pay, as additional rent, for its
AND REAL ESTATE       Proportionate Share on operating expenses and real estate
TAXES                 taxes for the Land and Building (including real estate
                      taxes and operating expenses for the Land which may be paid as part of the Ground Rent, if any), in excess of the total operating expenses and real estate taxes for the Land and Building for the calendar year 1997 (hereinafter referred to as the "BASE YEAR") as follows:

                             (i)  Commencing ONE (1) year after the Lease
                      Commencement Date, Tenant shall pay to Landlord, on the first day of each calendar month, an amount equal to ONE-TWELFTH (1/12) of Tenant's Proportionate Share of Landlord's reasonable estimate (as adjusted annually) of the amount by which the sum of such operating expenses and real estate taxes for the then-current calendar year will exceed the actual amount thereof for the Base Year.

                             (ii) Within ONE HUNDRED TWENTY (120) days following
                      the end of each calendar year, Landlord shall furnish Tenant a statement covering the year (or portion thereof) just expired, certified as correct by an authorized representative of Landlord, showing the total operating expenses and real estate taxes, the amount of Tenant's proportionate share of the same, and the payments made by Tenant with respect to such year. If Tenant's Proportionate Share of operating expenses and real estate taxes exceeds Tenant's payments so made. Tenant shall pay Landlord the deficiency within THIRTY (30) days after receipt of such statement. If Tenant's payments exceed Tenant's Proportionate Share of operating expenses and real estate taxes, Tenant shall be entitled to offset the excess against payments next thereafter to become due Landlord hereunder or if this Lease has expired or otherwise terminated and Tenant has returned the Premises to Landlord and has made all payments called for in this Lease, the excess shall be refunded to Tenant within THIRTY (30) DAYS.

                      (b) The term "OPERATING EXPENSES" as used herein shall mean all expenses, costs, and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the ownership and/or operation of the Land, Building and adjacent parking

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                      facilities (hereinafter referred to collectively as the
                      "PROPERTY"). By way of example, but without limitation, operating expenses shall include wages, salaries, bonuses, fringe benefits (including hospitalization, medical, surgical, dental and/or group life insurance and pension payments) and uniforms and dry-cleaning thereof, for employees engaged in the operation, maintenance or repair of the Property; social security, unemployment and other payroll taxes; license fees; worker's compensation insurance; to the extent that such employees are engaged in the operations, maintenance, repair or security of properties of the Landlord other than the Building, the expenses for those employees set forth in this Paragraph 7, shall be apportioned in accordance with standard accounting practices; electricity (except as directly billed to tenants of the Building), gas, water, sewer and other fuel and utilities; utility taxes; fire, casualty, liability and other insurance; repairs, maintenance, painting and cleaning of the Property and supplies necessary therefor; cleaning of windows and exterior curtain walls; snow removal, cleaning and other service contracts; reasonable and customary management fees; legal, accounting, and other professional fees with disbursements incurred in connection with the operation and management of the Property; decorations; exterior and interior landscaping; depreciation of tools and equipment used in the operation, cleaning, repair, safety, management, security or maintenance of the Property; and any other costs, charges, and expenses which, under generally accepted accounting and management practices, would be regarded as maintenance and operating expenses.

                             (i) The term "OPERATING EXPENSES" as used herein
                      shall not include any of the following: expenses for capital improvements made to the Property, except those expenses which are incurred in order to decrease the overall operating expenses (to the extent that such capital expenditures actually decrease operating expenses), for the Property or are incurred for the general maintenance of the Property; expenses for painting. redecorating. or other work which Landlord performs for any tenant of the Building, the expense of which is billed to such tenant; interest, amortization, or other payments on loans to Landlord whether secured, or any costs connected with refinancing of such loans: charges for depreciation of the Building or other said improvements; ground rent payments: real estate brokerage fees and commissions; space planning fees and commissions: and advertising and marketing costs; legal fees and other expenses incurred by Landlord or agents in connection with negotiations or disputes with tenants or prospective tenants (other than with Tenant or its sublessees or assignees) for the Building: costs for structural replacement or redesign; costs or expenses associated with the enforcement of any leases (other than with Tenant or its sublessess or assignees) by Landlord; any costs or expenses relating to Landlord's obligations under any work letter to construct tenant improvements (other than that of Tenant); costs (including permit, license and inspection fees,

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                      incurred in renovating or otherwise improving or
                      decorating space (other than common areas) for tenants in the Building; compensation paid to officers of Landlord or officers of the management or agent or any one else above the level of asset manager; Landlords cost of any services sold or provided to tenants for which Landlord is reimbursed by such tenants under the lease with such tenants; costs incurred due to violation by Landlord or any other tenant of the terms and conditions of any lease; any expense for Landlords' advertising and promotional program for the Building; and renovation of the Building made necessary by the exercise of eminent domain; any transit, sales rental, use, gross receipts or occupancy taxes levied upon Landlord or income or franchise taxes, or any recordation, transfer, capital levy, estate, gift or transfer taxes; any costs, fees or penalties incurred by Landlord due to violations by Landlord of any governmental rules or regulations; and any other expense or cost which under generally accepted accounting principles and practices consistently applied would not be considered a normal maintenance or Operating Expense of the Building.

                             (ii) Also excluded from "OPERATING EXPENSES" are
                      those costs and expenses which are paid by, or which are attributable to, tenants, if any, which pay (either directly or to the Landlord) all operating expenses attributable to their respective spaces in the Building.

                      (c) At Lease Commencement the Proportionate Share shall be deemed to be 7.6 %. The term "PROPORTIONATE SHARE" as used herein shall be that fraction having as a numerator the total number of rentable square feet contained in the Premises, and as a denominator the total number of rentable square feet contained in the Building. In the event that the Building has tenants which pay for all operating expenses attributable to their respective spaces. the total number of rentable square feet leased to such tenants shall be subtracted from the total number of square feet in the Building for the purpose of determining the denominator. Tenant's proportionate share figure shall be subject to adjustment throughout the Term as the figures used in the calculations may change.

                      (d) In the event that the building is less than NINETY-FIVE percent (95%) occupied during any year. adjustments shall be made in computing each Tenant's proportionate share of expenses so that the expenses for such year will be computed as though the Building were NINETY-FIVE (95%) occupied and fully assessed. Notwithstanding the foregoing, in no event max' the Landlord collect more operating expenses than it has actually incurred.

                      (e) Notwithstanding the foregoing provisions, it is agreed that Tenant's share of Operating Expense increases shall in no event include any amounts or costs or expenses directly controllable by Landlord in excess of SIX (6%) percent greater that the respective costs and expenses for the

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                      previous year.

DELAYED POSSESSION    5. If Landlord shall be unable to give possession of the
                      Premises on the Lease Commencement Date specified in
                      Section 2 of this Lease for any reason, such failure to do so shall not affect or impair the validity of this Lease or the obligations of Tenant hereunder, except as expressly provided herein, and Landlord shall not be subject to any liability for damages for such failure to give possession on said date. In such event, Landlord shall notify Tenant in writing setting forth a new Lease
                      Commencement Date as specified in Section 2 of this Lease.
                      Unless such delay is due to the fault of Tenant, the Base
                      Rent reserved and covenanted to be paid herein shall not commence until the date that possession of the Premises is given to Tenant, or the Premises are available for occupancy by Tenant and Tenant has been so notified by Landlord, whichever shall first occur.

                      (b) If for any reason the Landlord shall be unable to give possession of the Premises to Tenant more than TWO (2) months after the Lease Commencement Date specified in
                      Section 2, then Tenant shall have the option to cancel this Lease after such date by giving THIRTY (30) days' prior written notice of such termination to the other party. If Landlord shall tender possession of the Premises to Tenant after Tenant has given notice such notice but prior to the expiration of such THIRTY (30) day period, any notice given by Tenant shall thereupon be nullified. Upon any such cancellation becoming effective, Landlord and Tenant shall be entirely relieved of the obligations hereunder, and any security deposit given by Tenant to Landlord shall be returned to Tenant.

USE OF PREMISES       6. Tenant shall use and occupy the Premises solely as
                      general office space, provided that such use(s) is in accordance with applicable zoning and other local governmental regulations. Without the prior written consent of Landlord, the Premises shall not be used for any other purposes or uses whatsoever. Tenant shall not use or occupy the Premises for any unlawful purpose. and shall comply with all present and future laws, ordinances, regulations, and orders of the United States of America, Commonwealth of Virginia, County of Fairfax. and any other public or quasi-public authority having jurisdiction over the Premises.

ASSIGNMENT AND        7. (a) Tenant shall not assign, transfer, mortgage, or
SUBLETTING            otherwise encumber this Lease, or sublet, rent, or permit
                      occupancy or use of the Premises, or any part thereof, without obtaining the prior written consent of Landlord, which shall not be unreasonably withheld, nor shall any subletting, assignment or transfer of this Lease or the right of occupancy hereunder be effected by operation of law or in any manner other than with the prior written consent of Landlord. Any assignment or subletting or transfer with or without Landlord's consent shall not be construed as a waiver or release of Tenant from liability hereinbefore the payments of rent or the

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                      performances and observance of any of the terms and
                      conditions of this Lease. The collection or acceptance of rent from any assignee, subtenant, or occupant shall not constitute a waiver or release of Tenant from any covenant or obligation contained in this Lease, nor shall any assignment or subletting be construed to relieve Tenant from the obligation to obtain the consent in writing of Landlord to any further assignment or subletting.

 .                     (b) In the event that Tenant desires to assign or sublet
                      all or a portion of the Premises, Tenant shall give to Landlord THIRTY (30) days written notice of Tenant's intention to do same, the name, address and a current financial statement of the proposed subtenant or assignee, and a copy of the proposed assignment or sublease, specifying, among other items, the proposed use, the term and the rent of the proposed sublease or assignment. Within TEN (10) days after receipt of said notice, Landlord shall give written notice to Tenant, stating whether Landlord approves or disapproves the proposed assignment or sublease, Tenant may sublet or assign the Premises only after first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld as set forth herein above.

                      (c) In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant or assignee of Tenant and hereby authorizes each such subtenant or assignee to pay said rent directly to Landlord

MAINTENANCE           8.(a) Tenant shall keep the Premises, fixtures and
BY TENANT             equipment therein in clean, safe sanitary and good order,
                      will suffer no waste or injury thereto, condition and will, at the expiration or other termination of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the Lease Commencement
                      Date, ordinary wear and tear excepted. Maintenance and repair of all equipment and/or fixtures within or for the exclusive benefit of the Premises, including, but not limited to, kitchen fixtures, special air conditioning equipment, bathroom fixtures, computers, or any other type of equipment or improvements, together with related plumbing, electrical, or other utility services, whether installed by Tenant or by Landlord on behalf of Tenant, shall be the sole responsibility of Tenant, and Landlord shall half no obligation in connection therewith.

HOURS OF OPERATION    9. The regularly scheduled hours of operation for Building shall be between EIGHT O'CLOCK (8:00 a.m.) to SIX O'CLOCK
                      (6:00 p.m.), Monday through Friday, and EIGHT O'CLOCK
                      (8:00 a.m.) to ONE O'CLOCK (1:00 p.m.) Saturday. Holidays on which said water for the HVAC system shall not be provided except at additional cost are: New Year's Day, Washington's Birthday, Memorial Day, Independence Day,
                      Labor Day, Thanksgiving Day, Christmas Day, and Easter
                      Sunday. Such

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                      holidays shall be observed on the dates on which the same
                      are observed by the federal government. If Tenant desires air conditioning/heat and or other utilities or services beyond the hours of operation as herein above set forth, and of mutually satisfactory written agreements are made with Landlord, or its agent, not less than TWENTY-FOUR
                      (24) hours in advance of the requirement, Landlord shall use its best efforts to furnish such air conditioning/heating and/or other utilities or services to tenant, and Tenant agree to pay Landlord the additional costs of such services in an amount equal to ONE HUNDRED TEN percent (110%) of the total direct costs of providing such additional services on an overtime basis. Provided, however, that Landlord and its agent shall not be liable for failure to furnish or for suspension or delay in furnishing any or all of such services caused by breakdown, maintenance or repair work, strike, riot, civil commotion, or any other cause or reason whatsoever beyond the control of Landlord.

                      Building Services. Throughout the Term, Landlord agrees
                      -----------------
                      that the Building will be maintained in a manner befitting a first-class rental office building in the Annandale, Virginia area and that it will furnish, or cause to be furnished, the following services to the Premises and Building. Excluding emergency conditions beyond Landlord control:

                      (a) Normal and usual cleaning and janitorial services after 5:00 p.m. on business days

                      (b) Automatically operated elevator services TWENTY-FOUR
                      (24) hours a day, SEVEN (7) days a week. 365 days a year;

                      (c) All electric bulbs and fluorescent tubes in light fixtures in the public areas of the Building and all standard light bulbs and fluorescent tubes in the Premises;

                      (d) An intercom type security access system located at the front door of the Building. Tenant shall be given access cards into the Building 24 hours a day, 7 days a week, 365 days a year;

                      (e) Normal and usual maintenance of the life-safety systems, the elevators, the Garage and all Building improvements and facilities;

                      (f) Heating, ventilating and air-conditioning to the Premises between the hours of 8:00 a.m. and 6:00 p.m. on business days and between the hours of 8:00 a.m. to 1:00 p.m. Saturday, excluding holidays.

TENANT ALTERATIONS    10. (a) Tenant shall not make or permit anyone to make any alterations, additions, or improvements, structural or otherwise, or install any fixtures (hereinafter collectively referred to as "Alterations"), in or to the Premises or the Building without the prior written consent of Landlord. All of such Alterations permitted by Landlord must conform to all rules

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                      and regulations established from time to time by the
                      Underwriters' Association of the local area and by the Landlord and conform to all requirements of the Federal, State and local governments. Prior to the commencement of work on any Alterations, the Landlord's written approval must be obtained as to (i) the contractor(s) and subcontractor(s) selected to perform such work, and (ii) comprehensive plans and specifications showing all the proposed Alterations, including detailed descriptions of the effect of the proposed Alterations on the mechanical and electrical systems of the Building. Landlord shall have the right to stop such work if the Landlord or its designated agent determines that such work is not being done in a workmanlike manner or in accordance with the plans and specifications provided to Landlord. In such event, Tenant shall promptly correct the problem(s) which give rise to the work stoppage, and if Tenant fails to do so within a time period determined by Landlord to be reasonable, then Landlord may. at its sole option, correct such problem(s), or complete the Alterations, or remove the Alterations and restore the Premises to their original condition, and Tenant shall be liable for the costs of such action as additional rent. Copies of all plats, plans. Sketches, permits, samples. etc. which are prepared or obtained in the course of such Alterations shall be provided to the Landlord or its designated agent no later than TEN (10) days after such are prepared or obtained. The Tenant agrees to pay to the Landlord or its designated agent a reasonable inspection fee and to allow inspection from time to time during the period of construction of all Alterations. In addition, Tenant agrees to furnish "as built" plans and specifications for all Alterations within a reasonable period of time after completion of Alterations, and to pay to Landlord, or its designated agent, a reasonable fee for updating the master reproducible Building blueprint to show the Alterations.

                      (b) Prior to commencing construction on any Alterations approved by Landlord, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanic `s and materialman's liens upon the Property for all work, labor and services to be performed and materials to be furnished, by them in connection with such work, signed by all contractors, subcontractors, materialmen, and laborers to become involved in such work. If notwithstanding the foregoing, any mechanic' s or materialmen's lien is filed against the Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, such lien shall be discharged by Tenant within ten
                      (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanic's or materialman's lien, Landlord may, at its option, discharge the same and treat the cost thereof and any legal expenses incurred in connection therewith, as additional rent payable with the installment of Monthly Base Rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall

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                      not be deemed to waive or release the default of Tenant in not discharging the same. It is understood and agreed by Landlord and Tenant that any such Alterations shall be constructed on behalf of Tenant. It is further understood and agreed that, in the event Landlord shall give its written consent to Tenant's making any such Alterations, such written consent shall not be deemed to be an agreement or consent by landlord to subject Landlord's interest in the Property to any mechanic's or materialman's liens which may be filed in respect of any such Alterations made by or on behalf of Tenant.

                      (c) Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, or damages to any person or property which may or might arise directly or indirectly by reason of making of any such Alterations.

                      (d) If any Alterations are made without the prior written consent of Landlord, Landlord retains the right to enter the Premises at any time during the Term of this Lease to correct or remove the same and restore the Premises to their condition prior to the construction of the unauthorized Alterations, and Tenant shall be liable and hereby agrees to reimburse the Landlord for the costs of such removal and restoration together with any and all damages which the Landlord max' suffer and sustain as a result thereof.

                      (e) All Alterations, including wall-to-wall carpet and wall covering, to, in or upon the Premises shall, unless the Landlord elects otherwise, become the property of Landlord and shall remain upon the Premises and be surrendered with Premises at the expiration or termination of this Lease, or any renewal or extension period, without disturbance. molestation or injury. Should the Landlord elect that Alterations made by the Tenant upon the Premises be removed upon the expiration or termination of this Lease, or any renewal period, the Tenant hereby agrees to cause same to be removed at the Tenant's sole cost and expense. And to restore the Premises to the original improved condition, on or before the expiration or termination of this Lease or any renewal period. Should Tenant fail to remove the same or restore the Premises, the Landlord may cause same to be removed and/or the Premises to be restored at the Tenant's expense, and the Tenant hereby agrees to pay to the Landlord the cost of such renewal and/or restoration together with any and all damages which the Landlord may suffer and sustain by reason of the failure of the Tenant to remove the same and/or restore the Premises as herein provided.

                      (f) If Tenant is not in default in the performance of any of its obligations under this Lease, Tenant shall have the right to remove, prior to the expiration of the Term of this Lease, all movable equipment, furniture or furnishings which are not affixed to the Premises or the

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                                       10

                      Building and which were installed in the Premises at the expense of Tenant. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the Premises as a part thereof, or, at Landlord's option, Landlord may cause the same to be removed and the Premises to be restored to their original improved condition, and Tenant hereby agrees to pay to Landlord the cost of such removal and restoration together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove the same and restore the Premises or Building as herein provided.

ADVERTISING           11. Except as otherwise herein provided, Tenant agrees
                      that no sign, advertisement, display or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Premises or Building, except on the directories and doors of offices, and then only in such size, color and style as the Landlord shall approve.
                      Landlord shall have the right to prohibit any advertisement, or display of items of the Tenant, wherever appearing, which in the Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as a building for offices or for financial, insurance or other institutions and businesses of like nature. Upon written notice from the Landlord, Tenant shall refrain from and discontinue such advertisement. In the event that Tenant violates the terms of this section.
                      Landlord may remove any sign, advertisement, display or notice and may charge the Tenant for any costs incurred by Landlord in connection with such removal.

DELIVERIES            12. No freight, furniture or other bulky matter of any
                      description shall be received into the Building or carried in the elevators, except as approved by the Landlord. All moving of furniture, material and equipment in the Building outside the Premises must be with the prior written consent of the Landlord and in accordance with Landlord's reasonable rules and instructions: however.
                      Landlord shall not be responsible for any damage to, or charges for, moving the same. Tenant agrees to remove promptly from the public area(s) within or adjacent to the Building any of Tenant's personal property there delivered or deposited. Landlord shall have the right to prescribe the weight, method of installation, and position of safes or other heavy fixtures or equipment. All damage done to the Building by delivery, maintaining or removal of any fixture or article of Tenant's furniture or equipment, shall be repaired at the expense of Tenant.

EQUIPMENT             13. Tenant shall not install or operate in the Premises
                      any electrically operated equipment or other machinery, except typewriters, adding machines, copiers, personal computers, and such other office machinery and equipment as is normally used in the operation of Tenant's business, without obtaining the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, but may be conditioned upon the

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                                       11
                      payment by Tenant of additional rent in compensation for any excess consumption of water and/or electricity as may result from the operation of said equipment or machinery. Tenant shall not install any equipment of any kind or nature which shall or may necessitate changes, replacements, or additions to, or cause an abnormal increase in its use of the water, plumbing, heating, air conditioning, or electrical systems, which serve the Premises, without the prior written consent of Landlord. Such consent shall not be withheld unreasonably, but may be conditioned upon the payment of Tenant of the cost of such changes, replacements, additions, or increased use. Notwithstanding the foregoing, in the event that office equipment or mechanical equipment used by Tenant in the Premises shall cause noise or vibration that may be transmitted to any part of the Building to such a degree as to be objectionable to Landlord or any other tenant, Tenant shall install, at its own expense, vibration eliminators or silencing devices sufficient to eliminate such noise and/or vibration. Tenant shall not install in the Premises any fixtures, equipment, machinery, furniture or furnishings which place a load upon the floor exceeding the designed floor load capacity.

INSPECTIONS; ENTRY    14. Tenant agrees to allow Landlord, its agents or
                      employees to enter the Premises at all reasonable times to examine, inspect or protect the same; to prevent damage or injury to the same and/or to any other portion of the Building; to make such alterations, additions, improvements and repairs to the Premises or adjacent portions of the Building as Landlord may deem necessary or desirable; or to exhibit the same to prospective tenants during the last SIX (6) months of the Term of this Lease, or any renewal or extension period. or to prospective purchasers of the Building or any portion thereof at any time. None of the same shall be construed as an eviction, actual or constructive. The rent reserved shall not abate while such alterations, additions, improvements or repairs are being made, or because of such inspections or exhibitions, whether by reason of loss or interruption of Tenant's business or otherwise. Landlord agrees to make all reasonable efforts to minimize any disruption of Tenant's business by reason of such activities. Landlord's right of entry for any purpose shall, however, be subject to any State or Federal laws and regulations that may currently enlist or may become applicable because of any secret, confidential, or other restricted activities carried on by Tenant in the Premises.

INSURANCE             15. (a) Insurance Rating. Tenant will not conduct or
                              ----------------
                      permit to be conducted any activity other than normal office business nor will Tenant place any equipment in or about the Premises or the Property which will, in any way, increase the rate of property and casualty or other insurance on the Property. If any increase in the rate of property and casualty insurance or other insurance is stated by any insurance company or by the applicable
                      Insurance Rating Bureau to be due to any activity or equipment of Tenant in or about the Premises or the Property, such

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                                       12
                      statements shall be conclusive evidence that the increase in such rate is due to such activity or equipment, and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor upon demand. Any such sum due Landlord shall be considered additional rent payable hereunder.

                      (b) Liability Insurance. Tenant shall carry public liability insurance with a company or companies licensed to do business in the Commonwealth of Virginia and rated not lower than Level A, Class XII, as rated in the most recent edition of "Best's Key Rating Guide" for insurance companies. Said insurance shall cover all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the Premises and the Property. Said insurance shall be in minimum amounts set forth in the rules and regulations established by Landlord from time to time such amounts to be reasonable for Tenant's type of business; a copy of the current rules and regulations is attached hereto as Exhibit B. Said insurance shall name Landlord, and the building management agency as additional insured, as their interests may appear, and shall contain an endorsement that said insurance shall remain in full force and effect notwithstanding that the insured has waived his right of action against any party prior to the occurrence of a loss. A current Certificate of Insurance from such insurer shall be delivered to Landlord's agent prior to the Lease Commencement Date and renewals thereof shall be delivered to Landlord's agent at least THIRTY (30) days prior to the expiration of any such policy. Each policy shall contain an endorsement that will prohibit its cancellation prior to the expiration of THIRTY (30) days after written notice to Landlord of such proposed cancellation.

                      (c) Waiver of Subrogation. Each party hereby waives, and
                          ---------------------
                      shall have included in its liability insurance policies for the Building and/or property insurance covering Tenant's contents, furniture, furnishings, fixtures and other property, appropriate clauses pursuant to which each party's insurance carriers waive, all rights of subrogation against the other party, its principals, agents and employees, with respect to losses payable under such policies, or appropriate clauses setting forth that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. If either party at any time is unable to obtain inclusion of either of the clauses described in the preceding sentence, then such party shall have the other party named in such policies as an additional insured, as their interests may appear. If either party shall be named as an additional insured in accordance with the foregoing provisions, and if the main insured shall not be in default hereunder, and, if progress satisfactory to Landlord is being made with regard to repairs to any damage to the Premises or improvements therein, the additional insured shall promptly endorse to the order of the main insured, without recourse, any check,

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                                       13
                      draft or order for the payment of money representing the proceeds of any such policy, or representing any other payment under such policies, and the additional insured hereby irrevocably waives any and all rights in and to such proceeds and payments. Each party shall advise the other party promptly as to the coverage or language of the clauses included in its insurance policies pursuant to this paragraph and shall notify the other party promptly of any cancellation or change of the terms of any such policies which would affect such clauses. All Certificates of Insurance provided hereunder shall set forth the waiver of subrogation provisions contained in the subject policy.

                      (d) Property and Casualty Insurance. Tenant covenants and
                          -------------------------------
                      agrees to maintain standard property and casualty insurance covering its property located in, on or about the Premises. Said insurance shall be replacement cost, all risk coverage for all leasehold improvements other than the building standard improvements. Tenant shall deliver a Certificate of Insurance from its insurer to Landlord's agent prior to the Lease Commencement Date, and renewals thereof shall be delivered to Landlord's agent at least THIRTY (30) days prior to the expiration of any such policy.

DAMAGES TO            16. All breakage. injury or damage to the Premises or to
PREMISES OR           Property, including damage to carpeting, wall finishes,
BUILDING              and other items of improvement thereto, in any way caused
                      by Tenant or its agents, employees, contractors, visitors, guests and invitees, shall be repaired at the expense of the Tenant, except those covered by standard fire and extended coverage perils insurance. Landlord shall make, or cause to be made, such necessary repairs. alterations and replacements, structural, nonstructural or otherwise, and any charge. costs or damages so incurred by the Landlord shall be paid by the Tenant. Landlord shall be entitled to regard such charges, costs or damages as additional rent, payable with the installment of Monthly
                      Base Rent next becoming due under this Lease. This provision shall be construed as an additional remedy granted to Landlord and not in limitation of any other rights and remedies which Landlord has or may have.

WAIVER OF             17. (a) Tenant's Property and Personal Injury. All
LIABILITY                     -------------------------------------
INDEMNITY             personal property of Tenant (for the purposes of this
                      Section, the term "Tenant" shall include Tenant, its agents, employees, contractors, visitors, guests and invitees) contained in the Premises shall be and remain there at the sole risk of Tenant. Landlord and/or its agents and employees shall not be liable for any accident or damage to property of Tenant resulting from the use or operation of elevators, heating, cooling, electrical or plumbing apparatus, water, steam, or any other cause; nor shall they be liable for any personal injury to Tenant arising from the use, occupancy and/or condition of the Premises or Property unless such injury shall directly result directly from the gross negligence or willful misconduct of Landlord; nor shall they be

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                                                                     ----------
                      liable in any event for any interruption or loss of Tenant's business. Notwithstanding any other language contained herein, Landlord and/or its agents and employees shall not be liable to Tenant for any loss, damage or injury to person or property, even if the same is caused by their negligence or willful misconduct, to the extent that Tenant is compensated therefore by Tenant's insurance.

                      (b) Tenant's Indemnity. Tenant shall indemnify and hold Landlord and it's agents and employees harmless from all loss, damage, liability, cost or expense incurred, suffered, or claimed by any person or entity by reason of injury, loss, or damage to any person, property or business resulting from any default hereunder by Tenant, or from Tenant's willful act, negligence or negligent or unlawful use of the Premises or the Property or anything therein, including but not limited to, water, steam, electricity, or other facilities or equipment. Landlord and/or its agents and employees assume no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted by Tenant in the Premises, and shall not be liable for any accident or injury to any person or property which are caused by the conduct and operation of Tenant's business. Tenant agrees to indemnify and hold harmless Landlord, its agents and employees, against all such claims.

BANKRUPTCY            18. All of the terms and provisions of this paragraph 18
                      are made expressly subject to and governed by the provisions of the United States Bankruptcy Code and the orders, rulings and other determination of any bankruptcy court of appropriate jurisdiction relating to the Tenant and/or this Lease. Thus, any provision of this paragraph which is contrary to or in any way inconsistent with the provisions of the United States Bankruptcy Code or any order, ruling or other determination of any bankruptcy court of appropriate jurisdiction shall, be deemed invalid and of no force and effect.

                      (a) In the event that Tenant shall become a Debtor under Chapter 7 of the Bankruptcy Code, and the Trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may only be made if all of the terms and conditions of subsection (b) and subsection (d) of this
                      Section 18 are satisfied. If such Trustee shall fail to elect or assume this Lease within sixty (60) days after the filing of the Petition, this Lease shall be deemed to have been rejected. Landlord shall be thereupon immediately entitled to possession of the Premises without further obligation to Tenant or Trustee, and this Lease shall be canceled, but Landlord's right to be compensated for damages in such liquidation proceeding shall survive.

                      (b) In the event that a Petition for reorganization or adjustment of debts is filed concerning Tenant under Chapters 11 and 13 the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the

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                                       15

                      Bankruptcy Code and is transferred to Chapter 11 or 13, the Trustee or Tenant, as Debtor-In-Possession, must elect to assume this Lease within SEVENTY-FIVE (75) days from the date of the filing of the Petition under Chapters 11 or 13, or the Trustee or Debtor-In-Possession shall be deemed to have rejected this Lease. No election by the Trustee or Debtor-In-Possession to assume this Lease, whether under Chapters 7, 11 or 13, shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge are commercially reasonable in the context of a bankruptcy proceeding of Tenant, have been satisfied, and Landlord has so acknowledged in writing:

                      (1) The Trustee or the Debtor-in-Possession has cured, or has provided Landlord adequate assurance (as defined below) that:

                             (A) Within TEN (10) days from the date of such
                      assumption the Trustee will cure all monetary defaults under this Lease; and

                             (B) Within THIRTY (30) days from the date of
                      such assumption the Trustee will cure all non-monetary defaults under this Lease.

                      (2) The Trustee or the Debtor-in-Possession has compensated, or has provided to Landlord adequate assurance (as defined below) that within TEN (10) days from the date of assumption. Landlord will be compensated for any pecuniary loss incurred by Landlord arising from the default of Tenant, the Trustee, or the Debtor-in-Possession as recited in Landlord's written statement of pecuniary loss sent to the Trustee or the Debtor-in-Possession.

                      (3) The Trustee or the Debtor-In-Possession has provided Landlord with adequate assurance of the future performance of each of Tenant's, Trustee's or Debtor-In Possession's obligations under this Lease provided, however, that:

                      (A) The Trustee or Debtor-In-Possession shall also deposit with Landlord as security for the timely payment of rent, an amount equal to THREE (3) months' base Rent and other monetary charges accruing under this Lease; and

                      (B) If not otherwise required by the terms of this Lease, the Trustee or Debtor-In-Possession shall also pay in advance on the date Monthly Base Rent is payable, ONE-TWELFTH (1/12) of Tenant's annual obligations under this Lease for operating expenses real estate taxes, and similar charges.

                      (C) The obligations imposed upon the Trustee or Debtor-In-Possession shall continue with respect to Tenant or any assignee of the

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                                                                     ----------

                      Lease after the completion of bankruptcy proceedings.

                      (4)    The assumption of the Lease will not:

                             (A) Breach any provision in any other lease,
                      mortgage, financing agreement or other agreement by which Landlord is bound relating to the Building; or

                             (B) Disrupt, in Landlord's judgment, the tenant
                      mix of the Building or any other attempt by Landlord to provide a specific variety of commercial tenants in the Building which, in Landlord's judgment, would be most beneficial to all of the tenants of the Building and would enhance the image, reputation, and profitability of the Building.

                             (C) For purposes of this subsection (b),
                      Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance shall mean:

                             (i) The Trustee or the Debtor-In-Possession has
                      and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Debtor-In-Possession will have sufficient funds to fulfill the obligations of Tenant under this Lease, and to keep the Premises stocked with inventory and properly staffed with sufficient employees to conduct a fully-operational. actively promoted business on the Premises; and

                             (ii) The Bankruptcy Court shall have entered an
                      Order segregating sufficient cash payable to Landlord and/or the Trustee or Debtor-In-Possession shall have granted valid and perfected first lien and security interest and/or mortgage in property of Tenant, Trustee or Debtor-In-Possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Debtor-In-Possession to cure the monetary and/or non-monetary defaults under this Lease within the time period set forth above.

                      (c) In the extent that this Lease is assumed by a Trustee appointed for Tenant or by Tenant as Debtor-In-Possession under the provisions of subsection (b) hereof and thereafter Tenant is liquidated of debts under Chapters 11 or 13 of the Bankruptcy Code, then, and in either of such events, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant written notice of its election to so terminate, by no later than THIRTY (30) days after the occurrence of either of such events.

                      (d) If the Trustee or Debtor-In-Possession has assumed the Lease pursuant to the terms and provisions of subsections
                      (a) or (b) herein, for the purpose of assigning (or elects to assign) Tenant's interest under this

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                                                                     ----------

                      Lease, or the estate created thereby, to any other person, such interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided adequate assurance as defined in this subsection (d) of future performance of all of the terms, covenants and conditions of this Lease to be perf6rmed by Tenant.

                      For purposes of this subsection (d), Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance of future performance" shall mean that each of the following conditions have been satisfied, and Landlord has so acknowledged in writing:

                      (1) The assignee has submitted a current financial statement audited by a Certified Public Accountant which shows a net worth and working capital in amounts determined to be sufficient by Landlord to assure the future performance by such assignee of Tenant's obligations under this Lease:

                      (2) The assignee, if requested by Landlord, shall have obtained guarantees in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of creditworthiness:

                      (3) Landlord has obtained all consents or waivers from any third party required under any lease, mortgage. financing arrangement or other agreement by which Landlord is bound in order to permit Landlord to consent to such assignment.

                      (e) When, pursuant to the Bankruptcy Code, the Trustee or Debtor-In-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises or any portion thereof, such charges shall not be less than the Base Rent as defined in this Lease and other monetary obligations of Tenant for the payment of operating expenses, real estate taxes, and similar charges.

                      (f) Neither Tenant's interest in the Lease, nor any lesser interest of Tenant herein, nor any estate of Tenant hereby created, shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant (hereinafter referred to as the "state law") unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain Landlord's consent of Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

                      (g) In the event the estate of Tenant created hereby shall be taken in

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                                                                     ----------
                      execution or by other process of law, or if Tenant or any guarantor of Tenant's obligations hereunder (hereinafter referred to as the "guarantor") shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under state law, or if any proceedings are filed by or against the guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a Receiver or Trustee of the property of Tenant or the guarantor shall be appointed under state law by reason of Tenant's or the guarantor's insolvency or inability to pay its debts as they become due or otherwise, or if any assignment shall be made of Tenant's or the guarantor's property for the benefit of creditors under state law, then and in such event Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of the election to so terminate within THIRTY (30) days after the occurrence of such event.

                      As used in this Section 18. the term "Tenant" shall include any surety or other guarantor of this Lease.

CASUALTY 19. In the event of damage by fire or other casualty to the Premises or any part thereof, this Lease shall not be terminated unless otherwise provided hereinafter, but Landlord shall diligently proceed to repair and restore the same. During the period that Tenant is deprived of the use of the damaged portion of the Premises, provided that such damage was not caused by the negligence or willful misconduct of Tenant, its agents, employees, contractors, visitors, guests or invitees, the rent for the remainder of the Premises shall be that portion of the total rent which the area remaining that can be occupied bears to the total area of the Premises, so long as Tenant shall be able to operate its business normally; if Tenant shall be unable to operate its business normally, then rent shall be abated during such period. If during the Term of this Lease the Premises shall be so damaged by fire or other casualty as to be untenantable, then unless said damage be repaired within ONE HUNDRED TWENTY (120) days after said fire or other casualty, either party, upon written notice to the other party given at any time following the expiration of ONE HUNDRED TWENTY (120) days thereafter, may terminate this Lease, in which case the rent and additional rent shall be apportioned and paid to the date of said fire or other casualty. In the event that the Building is so severely damaged or destroyed by fire or other casualty (although the Premises may not be affected) that Landlord shall decide within SIXTY (60) days following such event of casualty not to rebuild or construct the Building, then Landlord shall give written notice to Tenant and this Lease and the tenancy hereunder shall terminate in accordance with such notice.

CONDEMNATION          20. (a) Tenant agrees that if the Premises or a
                      substantial part thereof shall be taken, or sold under the threat of condemnation, for public or quasi-public use or purpose by or to any competent authority, this Lease

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                                                                     ----------
                      shall fully terminate as of the date of any such taking. Tenant shall have no claim against Landlord and shall have no claim or right to any portion of the award which may be made to Landlord as a result of any such condemnation; all rights of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord. Upon such condemnation or taking, the Term of this Lease shall cease and terminate from the date of such taking or condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease, leasehold improvements, or good will. Notwithstanding the foregoing, Tenant shall be free to pursue a separate claim against the condemning authority for the depreciated value of its leasehold improvements, provided that any award to Tenant shall not result in a diminution of any award to Landlord.

                      (b) If less than a substantial part of the Premises is taken or condemned, the rent for the remainder of the Premises shall be that portion of the total rent which the area remaining that can be occupied bears to the total area of the Premises, effective on the date when title vests in such governmental authority. The Lease shall otherwise remain in full force and effect. For purposes hereof, a substantial part of the Premises shall be considered to have been taken if Tenant shall be unable to operate its business in its normal and customary manner.

DEFAULT 21.(a) It is agreed that Tenant shall be in default if Tenant shall fail to pay the rent (including any additional rent) at the time the same shall become due and payable as provided hereunder in Section 3(a) of this Lease, and Tenant shall not cure such default within TEN
                      (10) days after the date due and payable for payment of such rent; or if Tenant shall breach. violate, fail, or neglect to keep and perform any of the other terms, covenants, or conditions herein contained, or contained in the Building Instruments, and Tenant shall not cure such breach within THIRTY (30) days after written demand by Landlord therefor, or, if such breach cannot reasonably be cured within such period, Tenant shall fail to diligently attempt to cure such breach, or if the Premises shall become vacant or abandoned (provided that Landlord shall not construe any vacation or abandonment of the Premises before the expiration of the Term hereof as a default so long as Tenant continues to comply with all covenants and conditions of the Lease).

                      (b) In the event of default by Tenant, then and in each such case, Landlord may treat the occurrence of such event as a breach of this Lease, and in addition to any and all other rights or remedies of Landlord in this Lease or at law or in equity provided, it shall be, at the option of Landlord, without further notice or demand of any kind to Tenant or any other person:

                      (i) The right of Landlord, even though it may have relet the Premises as hereinbelow provided, to declare the Lease Term ended and

                                                           Initials: /s/ JM, SS
                                                                     ----------
                      to re-enter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or thereto;

                      (ii) The right of Landlord to bring suit for the collection of rent and other charges, as it accrues pursuant to the terms of this Lease, and damages (including without limitation reasonable attorneys' fees and the cost of renovating the Premises) without entering into possession of said Premises or canceling this Lease;

                      (iii) The right of Landlord to re-enter or retake possession of the Premises from Tenant by summary proceedings or otherwise and to remove, or cause to be removed, Tenant or any other occupants from the premises in such manner as Landlord shall deem advisable with or without legal process and using self-help if necessary, and it is agreed that the commencement and prosecution of any action by Landlord in an unlawful detainer, ejectment or otherwise or any execution of any judgment or decree obtained in any action to recover possession of the Premises or any other re-entry and removal shall not be construed as an election to terminate this Lease whether or not such entry or reentry be had or taken under summary proceedings or otherwise, and shall not be deemed to have absolved or discharged Tenant from any of its obligations or liabilities for the remainder of the Term. Tenant shall, notwithstanding any such entry or re-entry, continue to be liable for the payment of rent and the performance of the other covenants, conditions and agreements by Tenant to be performed as set forth in this Lease, and Tenant shall pay to Landlord all monthly deficits, after any such re-entry, in monthly installments as the amounts of such deficits from time to time are ascertained. In the event of any such ouster. Landlord shall have the right but not the duty to rent or lease the Premises to some other person. firm or corporation (whether for a term greater or less than or equal to the unexpired portion of the Term or whether the space leased by the new lease includes more or less floor area than the Premises) on such terms and conditions and for such rental as the Landlord may deem proper and to collect said rental and any other rental that may thereafter become payable. In such event, the rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than the rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting (including without limitations the making of any alterations, repairs or decorations in the Premises which Landlord deems advisable); third, to the payment of the cost of any alterations and repairs to the Premises; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant

                                                           Initials: /s/ JM, SS
                                                                     ----------
                      hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly; Tenant shall have no right to any excess. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses, including, but not limited to, brokerage commissions and attorneys' fees, incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rental received from such reletting. Nothing herein contained shall be construed as obligating the Landlord to relet the whole or any part of the Premises whatsoever. In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of the owner or owners thereof. The terms "re-enter" or "re-entry" as used in this Lease are not and shall not be restricted to their technical meaning but are used in their broadest sense.

                      (c) If Landlord elects to terminate this Lease under the provisions set forth above, Landlord may recover from Tenant as damages (all of which shall be immediately due and payable from Tenant to Landlord), in addition to its other remedies:

                             (i) Any unpaid rent, including interest
                      thereon, which is due and owing at the time of such termination: plus

                             (ii) That rent, including interest thereon,
                      which would have been earned after termination until the time of judgment; plus

                             (iii) A sum representing liquidated damages and
                      not penalty in an amount equal to the excess of the Base Rent for the Premises at the time of termination and the additional rent provided for in Section 4 above for the year in which this Lease shall be terminated multiplied by the number of years and fraction of a year then constituting the remainder of the Term hereof. Over the rental value of the Premises at the time of termination for such unexpired Term, discounted at a rate of SEVEN percent (7%) per annum to present value, less commissions, advertising, cost of repairs and other expenses incidental to reletting of such Premises.

                             Nothing herein contained shall limit or
                      prejudice the right of the Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or arrangement proceeding an amount equal to the maximum allowed by any statute or rule of law governing such proceedings and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the excess referred to in the preceding sentence. In determining the rental value of the Premises, the commercially reasonable rental realized by any reletting accomplished or accepted by

                                                           Initials: /s/ JM, SS
                                                                     ----------

                      Landlord within a reasonable time after termination of this Lease, shall be deemed, prima facie, to be the rental value.

                             (iv) Any other amount necessary to compensate
                      Landlord for all the detriment directly caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including without limitation to cost of renovating the Premises and reasonable attorneys' fees; plus

                             (v) At Landlord's election, such other amounts,
                      in addition to or in lieu of the foregoing, as may be permitted from time to time by applicable law.

                      (d) In the event of default, all of the Tenant's fixtures, furniture, equipment, improvements, additions, alterations, and other personal property shall remain on the Premises and in that event and continuing during the length of said default, Landlord shall have the right to take exclusive possession of same and to use the same, rent or charge free, until all defaults are cured or. At its option, at any time during the Lease Term, to require Tenant to forthwith remove same. In connection with the foregoing, Landlord shall have a lien upon the property of Tenant in the Premises during the Lease Term for the amount of any unpaid rent or other sum due from Tenant hereunder. Except upon expiration of this Lease where no default exists in the payment of rent or other sums due from Tenant hereunder, Tenant shall not remove any of Tenant's property from the Premises without the prior written consent of Landlord, other than pursuant to sale thereof in the regular course of its business, and Landlord shall have the right and privilege at its sole option and discretion, to take possession of all property of Tenant in the Premises, to store the same in said Premises, or to remove it therefrom and store it in such place as ma; be selected by Landlord, at Tenant's risk and expense, in accordance with such lien and of any rights of distraint it may possess against Tenant's said property.

                      (e) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not therein provided for; and in such event Landlord shall be entitled to recover from Tenant, payable as additional rent hereunder, any and all reasonable expenses as Landlord may incur in connection with its efforts to secure such injunctive relief or other remedy at law or in equity, such as court costs and attorneys' fees. Landlord and Tenant hereby expressly waive trial by jury in any action, proceeding or counterclaim, brought by either of them against the other, on any matter whatsoever arising out of or in any way connected with this Lease, their relationship as Landlord and Tenant, Tenant's use and occupancy of the Premises and/or any claim of

                                                           Initials: /s/ JM, SS
                                                                     ----------
                      injury or damage. If Landlord shall commence any proceeding for non-payment of rent, or any other payment of any kind to which Landlord may be entitled or which it may claim hereunder, Tenant will not interpose any counterclaim or set-off of whatever nature or description in any such proceeding, the parties hereto specifically agreeing that Tenant's covenants to pay rent or any other payments required of it hereunder are independent of all other covenants and agreements herein contained, provided, however, that this shall not be constructed as a waiver of Tenant's rights to assert such a claim in any separate action brought by Tenant. Tenant further waives any right of defense which may have to claim a merger, and neither the commencement of any action or proceeding settlement thereof nor entering of judgment shall bar Landlord from bringing subsequent actions or proceedings from time to time. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy at law or in equity to which it may be entitled. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

                      (f) It is further provided that, if legal proceedings are instituted hereunder, and a compromise or settlement thereof shall be made, it shall not be constituted as a waiver of any breach of any covenant, condition or agreement herein contained.

                      (g) No payment by Tenant or receipt by Landlord of a lesser amount than the Monthly Base Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent then due. nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy.


                      (h) Should Tenant fail to pay rent (including any additional rent) as and when the same is due, Landlord shall not be required to wait until the expiration of the Term hereof to sue for Landlord's loss or damages, but shall have the right to sue from time to time to recover unpaid rent and other damages as provided in this Lease. Landlord shall have the option to declare the entire balance of the Base Rent (including annual increases as provided herein) immediately due and payable upon failure by Tenant to cure any default within the time prescribed herein. Landlord shall have the further option to defer action until the expiration of the Term, in which event the cause of action shall not be deemed to have accrued until the date of expiration. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights

                                                           Initials: /s/ JM, SS
                                                                     ----------
                      and remedies provided to Landlord under applicable law.

                      (i) If prior to the commencement of the Term of this Lease, Tenant notifies Landlord of or otherwise unequivocally demonstrates an intention to repudiate this Lease, Landlord may, at its option, consider such anticipatory repudiation a breach of this Lease. In addition to any other remedies available to it hereunder or at law or in equity, Landlord may retain all rent paid upon execution of the Lease and the security deposit, if any, to be applied to damages of Landlord incurred as a result of such repudiation, including, without limitation, attorneys' fees, brokerage fees, costs of reletting and loss of rent. It is agreed between the parties that for the purpose of calculating Landlord's damages, in a building which has other available space at the time of Tenant's breach, Landlord shall have no obligation to rent the Premises prior to other space in the Building.



SUBORDINATION         22. This Lease is subject and subordinate to all ground or underlying leases, if any, and to any deeds of trust which may now or hereafter affect this Lease or the Property, and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding the foregoing. Tenant shall have the right to keep the Lease in full force and effect so long as Tenant shall fully comply with all the terms of this Lease. This clause shall be self-operative and no further instrument of subordination shall be necessary to effect the subordination of this Lease to the lien of any such lease, mortgage or deed of trust. In confirmation of such subordination, however, Tenant shall execute promptly any such certificate or subordination agreement that Landlord may request. Tenant hereby constitutes and appoints
                      Landlord as Tenant's attorney-in-fact to execute any such certificate(s) for and on behalf of Tenant, said appointment to be a power coupled with an interest and irrevocable during the Term of this Lease. In the event of any proceeding to terminate any ground or underlying lease, or in the event of any proceeding for the foreclosure of any mortgage or deed of trust to which this Lease is subordinate, the ground lessor, purchaser, assignee or other successor to Landlord's rights, shall have the option to terminate or cancel this Lease; if this Lease is not so terminated or canceled, Tenant shall attorn to the Lessor thereunder or to the purchaser at the foreclosure sale.

                      Upon request and with reasonable notice from Tenant, Landlord shall obtain a non-disturbance agreement on Tenant's behalf from each existing Mortgagee (and any future mortgagees upon request by Tenant) on such Mortgagees's commercially reasonable standard form (and in recordable form) agreeing that such Mortgagee or any purchaser in a foreclosure sale shall recognize and be bound by the terms of this Lease upon a foreclosure or deed in lieu thereof (as long as no Event of Default

                                                           Initials: /s/ JM, SS
                                                                     ----------
                      exists hereunder).

HOLDOVER              23. If Tenant shall remain in the Premises, with the
PROVISIONS            knowledge and written consent of Landlord, after the
                      expiration of the Term of this Lease, or any renewal or extension thereof, Tenant shall become a tenant from month to month at ONE HUNDRED TEN PERCENT (110%) of the monthly rental for the last month of the Lease Term, commencing on the first day next after the Lease Expiration Date. Tenant shall give to Landlord at least THIRTY (30) days written notice of any intention to quit the Premises, and Tenant shall be entitled to THIRTY (30) days written notice to quit except in the event of default hereunder. All other terms and conditions of this Lease shall remain in full force and effect. Provided, however, that in the event that Tenant shall hold over without Landlord's knowledge and consent, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may re-enter and take possession of the Premises without process, or by any legal proceeds in force in the jurisdiction in which the Building is situated.

SUCCESSORS'           24. It is agreed that all rights, remedies and liabilities
OBLIGATIONS           hereunder given to or imposed upon either of the parties
                      hereto shall extend to their respective heirs, successors, executors, administrators and assigns. This provision shall not be deemed to grant Tenant any right to assign this Lease or to sublet the Premises, except as set forth in Section 7 above. Tenant acknowledges Landlord might not be, now or in the future, the owner of the fee interest in the Premises, the Building and/or Land. The term
                      "LANDLORD" as used in this Lease is hereby defined to be only the then current owner or mortgagee in possession of the Premises. In the event of any sale or sales by the then current Landlord hereunder to any party then, from and after the closing of such sale or lease transaction, the Landlord whose interest is thus sold or leased shall be and hereby is completely released and forever discharged from and of all covenants, obligations and liabilities of Landlord hereunder thereafter accruing.

RULES AND             25. The Tenant covenants that the rules and regulations
REGULATIONS           set forth in Exhibit B, attached hereto and incorporated
                      herein by reference, and such other and further rules and regulations as the Landlord may make and furnish to the Tenant, and which in Landlord's judgment are necessary or appropriate for the general well-being, safety, care and cleanliness of the Premises and the Building together with the appurtenances, shall be faithfully kept, observed and performed by Tenant, and by Tenant's agents, servants, employees and guests unless waived in writing by the Landlord. All such rules and regulations shall be enforced in a consistent manner by Landlord against all tenants in the Buildings. Any failure by Landlord to enforce any rule or regulation against any party shall not be deemed a waiver of such rule or regulation or of Landlord's further right

                                                           Initials: /s/ JM, SS
                                                                     ----------
                      to enforce the same.


REPRESENT-            26. Landlord Covenants. Landlord covenants that it has the
ATIONS,               right to make this Lease for the Term aforesaid, and that
WARRANTIES AND        if Tenant shall pay the rent and performs all of the
COVENANTS             covenants, terms, conditions, and agreements of this Lease
OF LANDLORDS          to be performed by Tenant, Tenant shall, during the Term,
                      be able to freely, peaceably and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to other provisions contained in this Lease.

                      (a) Landlord shall maintain during the term of this Lease, all risk coverage for the Building in the amount of the full replacement value thereof together with comprehensive general liability insurance.

                      (b) Landlord represents and warrants to Tenant as follows:
                      To the best of Landlord's knowledge after due inquiry, no governmental regulated hazardous or toxic substances have been used, processed, released, discharged, generated, treated, stored or disposed of on the Premises, the Building or the land upon which the Building is located (the "Land") and no hazardous or toxic substances currently exist on or about the Premises, the Building or the Land and, to the best of Landlord's knowledge, any adjacent property. In the event Landlord becomes aware of any governmental regulated hazardous or toxic substances that have been used, processed, released, discharged, generated, treated, stored or disposed of on the Premises, the Building or the land upon which the Building is located (the "Land"). Landlord shall remove or otherwise contain any such substances within thirty (30) days after Landlord becomes aware of such hazardous or toxic substances.

RESERVATIONS OF       27. Tenant hereby acknowledges that the Landlord retains
RIGHTS OF ADDRESS     the following rights: (i) to change the street address
                      and/or name of the Building and/or name of the Building and/or the arrangement and/or location entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building and to make improvements, alterations, additions, installations, eliminations and changes to the Building, Land, parking facilities, or any part thereof, provided that such changes do not unreasonably interfere with Tenant's use and occupancy of the Premises or conduct of its business (except in the event of an emergency); (ii) to erect, use, and maintain pipes and conduits in and through the Premises; (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building; (iv) to install and maintain signs on the Building and/or Land; and (v) have passkeys to the Premises. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual, or constructive, or a disturbance or interruption of the business of

                                                           Initials: /s/ JM, SS
                                                                     ----------

                      Tenant or Tenant's use or occupancy of the Premises.


CONSTRUCTION          28. Landlord's Standard Work. It is understood and agreed
LEASEHOLD             that Tenant will take the Premises in "AS-IS" condition
IMPROVEMENTS          upon commencement of this Lease Agreement. All Leasehold
                      Improvements existing in the Premises upon occupancy of Tenant or made by or for Tenant after commencement of any lease term with Landlord shall remain as the sole property of the Landlord, and in no event shall Tenant remove any Leasehold Improvements from the Premises.

                      (a) Landlord or Tenant's contractors (as approved by Landlord) shall perform the following Tenant Improvements in Premises at Landlord's sole cost and expense:

                             (1) Recarpet Suite 410 to match as closely as
                      possible the carpet in Suite 430.

                             (2) Repaint both Suite 410 and Suite 430, using
                      building standard materials, in a color to be chosen by Tenant.

                             (3) Construct a pass-through from one office
                      area to the other.

                             (4) Professionally clean existing carpet in
                      Suite 430.

                      (b) Tenant may request that Landlord or Tenant's contractors (as approved by Landlord) perform additional improvements upon the Premises ("Tenant Improvements") up to a maximum amount of THREE AND NO/100 DOLLARS ($3.00) per rentable square foot ("Allowance"). Said Tenant Improvements shall include all architectural and engineering fees, tenant plans and construction drawings, any and all necessary permits, and all Tenant Improvement work in Premises, in accordance with Tenant's Approved Plans (which shall be set forth as Exhibit "C". a copy of which shall be attached hereto and made a part hereof). In the event that Tenant requests Landlord to perform said Tenant Improvements on behalf of Tenant, Tenant shall reimburse Landlord for all costs by adding the cost of the Tenant Improvements to the Base Rent and by repaying this amount to Landlord, on a monthly basis over the initial term of the Lease. If Tenant elects to perform any Additional Tenant Improvements to Premises in excess of the Allowance, said Additional Improvements shall be at the sole cost and expense of Tenant.

TERMINATION           29. Provided the Tenant is in possession of the Premises
OPTION                and is not in default of the Lease, then Tenant shall have the option to terminate this Lease anytime after the end of the EIGHTEENTH (18th) MONTH of the Lease Term by providing Landlord with at least SIX (6) MONTHS' prior written notice of its intention to exercise this right of termination. Should Tenant elect to exercise this right, Tenant shall be subject to penalties,

                                                           Initials: /s/ JM, SS
                                                                     ----------
                      whereby Tenant shall reimburse and pay to Landlord all unamortized costs of construction of Premises paid out by Landlord for this Lease. Additional penalties shall be due and payable as follows: If Tenant elects to terminate between the end of the NINETEENTH (19TH) MONTH and the TWENTY-SEVENTH (27TH) MONTH of the Lease, a penalty of TWO
                      (2) MONTHS' Base Rent shall be paid by Tenant; if the Tenant elects to terminate between the TWENTY-EIGHTH
                      (28TH) MONTH and the THIRTY-SIXTH (36TH) MONTH, a penalty of ONE (1) MONTH'S Base Rent shall be paid by Tenant. All penalties shall be due and payable to Landlord by Tenant within THIRTY (30) days of receipt of Tenant's notice exercising this right. Time is of the essence.

MECHANIC              30. Tenant shall not do. or suffer to be done, any act,
LIENS                 matter or thing whereby the Premises (or Tenant's interest therein), or any part thereof, may be encumbered by any mechanics' or materialmen's lien and/or any other lien or encumbrance. Tenant shall discharge, within ten (10) business days after the date of filing, any mechanic's, or materialmen's or other liens filed against the Premises, or Tenant interest therein, or any part thereof, purporting to be for work or material furnished, or to be furnished, to Tenant.

PARKING 31. Landlord agrees to provide for the use of Tenant in common with others, a surface parking area adjacent to the Building in which the Demised Premises are located. The Landlord reserves the right to promulgate rules and regulations relating to the use of such surface parking area. including such limitations as may, in the opinion of the Landlord, be necessary and desirable. Tenant and Tenant's employees shall park their vehicles only in those portions of the parking areas designated for employee parking by the Landlord. Further, Tenant and its employees are expressly prohibited from parking in any portion of the parking area designated or marked for visitor parking only. Tenant, shall within FIVE (5) days after taking possession of the Demised Premises, furnish Landlord or its agent with the vehicle license numbers assigned to Tenant's vehicles and the vehicles of Tenant's employees, and shall thereafter notify the Landlord or its agent of any changes within FIVE (5) days after such changes occur. In the event that the Tenant or any of its employees shall park their vehicles in any portion of the parking area other than that portion designated for that purpose, then the Landlord shall have the right, at Landlord's option, to assess Tenant a fine or penalty for any such improperly parked vehicle, and/or to have any such improperly parked vehicle towed at Tenant's expense.

                      As an inducement to enter into this Lease Agreement, Landlord agrees to assign SEVEN (7) parking spaces in the parking lot of the Building specifically designated for Tenant.

                                                           Initials: /s/ JM, SS
                                                                     ----------

GENDER 32. Feminine or neuter pronouns shall be substituted for the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. Landlord and Tenant, as a matter of convenience, have been referred to in neuter form.

NOTICES 33. All notices required or desired to be given hereunder by either party to the other shall be hand delivered or given by certified or registered mail, first-class postage prepaid, return receipt requested. Notices to the respective parties shall be addressed as follows:


                      To LANDLORD:  ANNANDALE FINANCIAL CENTER
                                    JOINT VENTURE
                                    c/o Southern Management Corporation
                                    1950 Old Gallows Road, Suite 600
                                    Vienna, VA 22182

                      To TENANT:    ONESOFT CORPORATION
                                    ATTN: James W. McIntyre IV
                                    7010 Little River Turnpike, Suite 430
                                    Annandale VA 22003

                      Either party may. by like written notice, designate a new address to which such notices shall be directed.

ESTOPPEL              34. Tenant agrees. at any time and from time to time, upon
CERTIFICATES          not less than FIVE (5) days prior written notice by
                      Landlord, to execute , acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modification); (ii) stating the dates to which the rent and any other charges hereunder have been paid by Tenant; (iii) stating whether or not to the best knowledge of Tenant. Landlord is in default in the performance of any covenant; (iv) stating the address to which notices to Tenant should be sent; and
                      (v) any other information as may be reasonably required.
                      Any such statement delivered pursuant hereto may be relied upon by any owner of the Building or the Land, any prospective purchaser of the Building or the Land, any mortgagee or prospective mortgagee of the Building or the Land or of Landlord's interest in either, or any prospective assignee of any such mortgagee.

SECURITY              35. To secure the full faith performance by Tenant of all
DEPOSIT               of the obligations, covenants, conditions and agreements
                      to be fulfilled, kept, observed, and performed by Tenant, Tenant shall tender Landlord the

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                      sum of FIVE THOUSAND ONE HUNDRED SIXTY-EIGHT AND 00/100
                      DOLLARS ($5,168.75) which sum shall be held as a security deposit ("SECURITY DEPOSIT") and applied towards its damages and/or remedies in the event of Tenant's default. Landlord's rights against Tenant in the event of Default shall in no way be limited or restricted by this security deposit. Upon the expiration of this Term (or any renewal or extension thereof in accordance with this Lease), Landlord shall, provided that tenant is not in default under the terms hereof, return and pay back such security deposit to tenant, less such portion thereof as Landlord shall have appropriated to cure any default by tenant with respect to any of Tenant's aforesaid obligations, covenants, conditions and agreements and no damages or expenses incurred by Landlord. In the event of any default by Tenant hereunder, Landlord shall have the right, but not the obligation, to apply all or any portion of the Security Deposit to cure such default, in which event, Tenant shall be obligated to promptly deposit with the Landlord the amount necessary to restore the Security Deposit to its original amount. In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the Security Deposit to such purchaser or transferee in which event Tenant shall look only to the new Landlord for the return of the Security Deposit and Landlord shall thereupon be released from all liability to Tenant for the return of such Security Deposit.

GOVERNING LAW         36. The parties agree that the laws of the Commonwealth of
                      Virginia shall govern the validity, performance and enforcement of this Lease.

BROKERS 37. Landlord and Tenant each represent and warrant that neither of them has employed any broker to negotiate the terms of this Lease.

WAIVER OF BREACH      38. No delay in exercising or failure to exercise any
                      right or power hereunder by Landlord shall impair any such right or shall be construed as a waiver of any breach or default, or as acquiescence thereto. One or more waivers of any covenants, terms or conditions of this Lease by Landlord shall not be construed by the other party as a waiver of a continuing or subsequent breach of the same covenant, term or condition. The consent or approval by Landlord to or of any act by Tenant of a nature requiring consent or render unnecessary consent to or approval of any subsequent similar act. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord.

SEVERABILITY          39. If any term or provision of this Lease or the
OF CLAUSES            application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than to those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of the Lease shall be valid and be enforced

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                      to the fullest extent permitted by law.

CAPTIONS 40. The titles of the sections and paragraphs throughout this Lease are for convenience FOR CON- and reference only, and the words contained therein shall be in no way held to explain, VENIENCE modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

DUPLICATE COUNTER-    41. This Lease may be executed in one or more
PARTS ORIGINALS       counterparts, each of which shall be an original, and all
                      of which shall constitute one and the same instrument.

ENTIRE AGREEMENT      42. This Lease constitutes the entire agreement between
                      the parties and no earlier statements or prior written matter shall have any force or effect. Tenant is not relying on any representations or agreements other than those contained-in this Lease. This Lease shall not be modified or canceled except by written instrument executed by both parties.

                       (SIGNATURES ON FOLLOWING PAGE.)

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                WITNESSETH the following signatures and seals:

WITNESS:                                 LANDLORD:

/s/ Walter C. Jarbe, Jr.
------------------------                 ANNANDALE FINANCIAL
                                         CENTER JOINT VENTURE
                                         a Maryland general partnership

                                         By:  /s/ Susan Scott
                                              ---------------

                                         Its:  Agent

                                         Date:  7/14/97


ATTEST:                                  TENANT:

--------------------------               ONESOFT CORPORATION
Corporate Secretary [SEAL]               a Delaware corporation

                                         By:  /s/ James W. MacIntyre, IV
                                              --------------------------

                                         Its:  President

                                         Date:  July 11, 1997

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

                                  EXHIBIT "A"
                                   SPACE PLAN
                                 TO BE ATTACHED

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

                                  EXHIBIT "B"

          a. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress or egress to and from the Premises. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the tenants, in such manner as Landlord reasonably deems best for the benefit of the tenants generally. No tenant shall permit the visit to the Premises of persons in such numbers or under such conditions as to materially interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

          b. No awning or other projections shall be attached to the outside walls of the building, without the prior written consent of Landlord. Notwithstanding the existing window coverings, no drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, screens or other fixtures must be of a quality, type, design, and color, and attached in a manner approved by Landlord.

          c. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used to ingress or egress. No additional locks shall be placed upon any doors of the Premises except for the door of the file room, nor shall any changes be made in existing locks or the mechanisms thereof; except that Tenant shall have the right at its expense to install security locks on all entry doors and fire doors opening into the Premises, and also on the doors to any offices within the Premises, provided Tenant at the termination of its occupancy shall restore to Landlord all keys of stores, offices, storage and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost to replace. Tenant further agrees that, should Landlord so require, Tenant will at its expense remove any additional locks which it installed or caused to be installed, reinstall the original hardware, and repair to Landlord's reasonable satisfaction any damage to doors or frames. Tenant agrees to give access upon reasonable request to any such locked area(s).

          d. Tenant shall not construct, maintain, use or operate within the Premises or elsewhere in the Building of which the Premises form a part or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system unless the Tenant shall have first obtained the prior written consent of the Landlord, except that this restriction shall not apply to radios, television sets or dictating machines, or paging systems, if such items are audible solely within the Premises. There shall be no marking, painting, drilling into or in any way defacing any part of the Demised Premises or the Building with the exception of affixing wall decorations, shelving and like items within the Premises. No Tenant shall throw anything out of the doors or windows or down the corridors or stairs.

          e. The employees of the landlord are prohibited as such from receiving any packages or other articles delivered to the Building for the Tenant, and should any such employee receive

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                                       35
any such packages or articles, he or she in so doing shall be the agent of the Tenant and not of the Landlord.

          f. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All reasonable costs for damages resulting from any misuse of the fixtures shall be borne by the Tenant who, in whose servants, employees, agents, visitors, or licensees, shall have caused same.

          g. No vehicles or animals, except for animals whose function is to assist disabled persons, of any kind shall be brought into or kept in or about the Premises or the Building, and no cooking shall be done or permitted by the Tenant on the demised premises except in kitchens constructed as part of Tenant Improvements. No Tenant shall cause or permit any reasonably objectionable odors to be produced upon or emanate from the Premises.

          h. Neither Tenant, nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance except normal and customary office supplies.

          i. Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

          j. Any person employed by Tenant to do janitorial work within the Premises must first obtain Landlord's consent and such person shall, while in the Building and outside of said demised premises, comply with all instructions issued by the superintendent of the Building.

          k. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires.

          l. Access plates to under floor conduits must be left exposed. Where carpet is installed, carpet must be cut around access plates.

          m. Tenant shall use reasonable efforts to adjust thermostat, if adjustable, to the setting which uses the least amount of energy upon leaving the Premises daily.

          n. Mats, trash, or other objects are not permitted in the public corridors.

          o. Landlord and/or its parking contractor shall have the right to establish reasonable rules and regulations for the use of all parking facilities at the Building.

          p. Landlord shall have the right to determine when Tenant may move its property; i.e., furnishings, files, etc., into or out of the Premises. Tenant shall request permission from Landlord for any such move, and shall abide by Landlord's reasonable rules regarding any such move.

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

          q. Tenant shall purchase and maintain comprehensive public liability and property damage insurance on the Premises, protecting Landlord and Tenant against loss, cost, or expense by reason of injury or death to persons or damage to or destruction of property by reason of the use and occupancy of the Premises by Tenant and its invitees, such insurance to be carried by reputable companies and having limits of not less than $1,000,000.00 for injury to or death of any one person, $1,000,000.00 for each accident and $1,000,000.00 for property damage.

          r. No tenant shall purchase spring water, ice, coffee, soft drinks, towels or other like service, from any company or persons whose repeated violations of the Building regulations have caused, in Landlord's opinion, a hazard or nuisance to the Building and/or its occupants.

          s. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself/herself to the Building management or night watchman on duty. Landlord may at its option, require all persons admitted to or leaving the Building between the hours of 6:00 P.M. and 8:00 A.M., Monday through Friday, and at all times on Saturdays, Sundays and legal holidays, to register. Tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to Landlord for all acts of such persons.

          t. The Demised Premises shall not be used for lodging or sleeping or for any illegal purpose. The Demised Premises shall never, at any time, be used for any immoral or illegal purposes.

          u. Landlord shall not maintain suite finishes which are nonstandard, such as kitchen appliances, wallpaper, special light, etc. However, should the need for repairs arise, at Tenant's request, Landlord will arrange for the work to be done at the Tenant's expense. Tenant shall have the right to select a contractor for said repairs subject however to Landlord's reasonable approval.

          v. No auction sales shall be conducted in the Building without Landlord's consent.

          w. No tenant shall use any other method of heating than that provided by the Landlord without the Landlord's consent, except for the reasonable use of space heaters, which approval is subject to Landlord's reasonable consent, which consent shall not be unreasonably withheld, conditioned, or delayed.

          x. When reasonably necessary to control the climate, and upon request of Landlord, Tenant shall keep window coverings closed at the appropriate time of day to prevent direct solar penetration of the Premises.

          y. Tenant shall be allowed reasonable use of space coolers and dehumidifier in Premises, subject to Landlord's consent, which shall not be unreasonably withheld, conditioned, or delayed.

Landlord agrees to advise Tenant in writing of any additions to, deletions from, or changes in the foregoing Rules and Regulations. In the event that Tenant is in violation of any Building rule or

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                                                                     ----------
regulation, Landlord shall notify Tenant in writing of the same, and shall allow Tenant a reasonable period of time within which to comply with such rule and regulation. Failure of Tenant to comply within such period of time shall constitute a material default under the terms and conditions of this Lease.

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                                                                     ----------

                                  EXHIBIT "C"
                              APPROVED BLUEPRINTS
                                 TO BE ATTACHED
                          UPON COMPLETION BY ARCHITECT

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                                                                     ----------